UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2007

Fellows Energy Ltd.
(Exact name of registrant as specified in its charter)

                                                                                      Nevada                                      000-33321                                    33-0967648
-----------------------------------------------------------------------------------------------------------------------
(State or other jurisdiction          (Commission File Number)              (IRS Employer
                of incorporation)                                                                               Identification No.)

1369 Forest Park Cir. Suite #202, Lafayette, CO 80026
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (303) 926-4415

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously reported by Fellows Energy Ltd. (the "Company") on the Company's Form 8-K filed on November 16, 2007, the Company has categorized the entire balance of the Convertible Debentures due September 2007 and December 2007 held by Palisades Master Fund, Ltd. and PEF Advisors, LLC (collectively "Palisades") as immediately due and payable and such amounts appear in the Company's balance sheets as current liabilities. On January 22, the Company received a demand letter from Palisades with respect to the debentures, demanding immediate payment of the amounts claimed by Palisades to be due and advising that Palisades will pursue legal remedies in the event of non-payment. Prior to that time, the Company has been in ongoing discussions with Palisades concerning renegotiation or restructuring of those debentures in connection with its ongoing efforts to pursue the completion of its purchase of the Dolar Energy, LLC interests (as previously disclosed), joint venture financings, or other business combinations. The Company will continue in these efforts and attempt to satisfy any valid obligations under such Convertible Debentures and pursue the Dolar Energy, LLC transactions and other financing or acquisition transactions that it may be able to identify.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
4.1
First Amendment and Waiver Agreement, dated as of February 15, 2007, by and between Fellows Energy Ltd. and Palisades Master Fund, L.P. incorporated herein by reference to Exhibit 4.1 to the Company's filing on Form 8-k dated February 21, 2007.

4.2
First Amendment and Waiver Agreement, dated as of February 15, 2007, by and between Fellows Energy Ltd. and Crescent International Ltd. incorporated herein by reference to Exhibit 4.2 to the Company's filing on Form 8-k dated February 21, 2007.

4.3
Securities Purchase Agreement by and between Fellows Energy Ltd. and Palisades Master Fund, L.P. incorporated herein by reference to Exhibit 4.3 to the Company's filing on Form 8-k dated February 21, 2007.

4.4	Debenture issued to Palisades Master Fund, L.P. incorporated herein by reference to Exhibit 4.4 to the Company's filing on Form 8-k dated February 21, 2007.

4.5
Registration Rights Agreement by and between Fellows Energy Ltd. and Palisades Master Fund, L.P. incorporated herein by reference to Exhibit 4.5 to the Company's filing on Form 8-k dated February 21, 2007.

4.6
Security Agreement by and among Fellows Energy Ltd., Palisades Master Fund, L.P. and Crescent International Ltd. incorporated herein by reference to Exhibit 4.6 to the Company's filing on Form 8-k dated February 21, 2007.

10.1
Settlement Agreement, dated as of February 15, 2007, by and between Fellows Energy Ltd. and JGB Capital, L.P. incorporated herein by reference to Exhibit 10.1 to the Company's filing on Form 8-k dated February 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                  Fellows Energy Ltd.

Date: January 25, 2007                                                                                          By: /s/ George S. Young
                                                                                      George S. Young
                                                                                  Chief Executive Officer